Exhibit 10.18

THIRD AMENDMENT TO REVOLVING CREDIT NOTE

This THIRD AMENDMENT TO REVOLVING CREDIT NOTE (this “Amendment”) is made and entered into to be effective as of June 23, 2004 (the “Effective Date”), by and among STRATUS PROPERTIES INC., a Delaware corporation, STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership, CIRCLE C LAND, L.P., a Texas limited partnership, f/k/a Circle C Land Corp., and AUSTIN 290 PROPERTIES, INC., a Texas corporation (herein individually and collectively referred to as the “Borrower”), and COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-Texas (herein referred to as the “Lender”).

WITNESSETH:

WHEREAS, Borrower, as Maker, executed that certain Revolving Credit Note (herein so called) dated December 16, 1999, in the original principal amount of $10,000,000.00 U.S., in favor of and payable to the order of Lender, as Payee, which Revolving Credit Note evidences a loan (the “Loan”) made by Lender to Borrower in connection with and pursuant to that certain Loan Agreement dated December 16, 1999, executed by and among Borrower and Lender, as amended by (i) that certain Amendment to Loan Agreement dated December 27, 2000, by and between Borrower and Lender (the "First Loan Modification"), (ii) that certain Second Amendment to Loan Agreement dated December 18, 2001 (the "Second Loan Modification") executed by and between Borrower and Lender, (iii) that certain Third Modification and Extension Agreement dated effective June 30, 2003 (the "Third Extension") executed by and between Borrower and Lender and (iv) that certain Third Amendment to Loan Agreement dated of even date with this Amendment (the "Third Loan Modification"), executed by and between Borrower and Lender, (said loan agreement, as amended by the First Loan Modification, Second Loan Modification, Third Extension and Third Loan Modification, is herein called the “Loan Agreement”); and

WHEREAS, Borrower and Lender entered into (i) that certain Amendment to Revolving Credit Note (the “First Note Amendment”) dated effective as of December 27, 2000, which, among other things, amended the face amount of the Revolving Credit Note to $20,000,000.00 and extended the maturity date to December 16, 2002, (ii) that certain Second Amendment to Promissory Note (the “Second Note Amendment”) dated effective as of December 18, 2001, which, among other things, amended the face amount of the Revolving Credit Note to $25,000,000.00 and extended the maturity date to April 16, 2004 and (iii) the Third Extension, which, among other things, extended the maturity date to May 30, 2005; and

WHEREAS, Borrower and Lender desire to enter into this Amendment in order to further modify and amend certain terms and provisions of the Revolving Credit Note (said note, as amended by the First Note Amendment, Second Note Amendment, Third Extension and this Amendment, is herein called the “Note”); and

WHEREAS, the Note is secured by, among other things and without limitation, the deeds of trust, assignments and other items referenced in Section 5.1 of the Note and in that certain Third Modification Agreement dated of even date with this Amendment executed by and between Borrower and Lender, subject to recorded partial releases of lien previously executed by Lender (collectively, the “Lien Instruments”); and

WHEREAS, Borrower hereby acknowledges that (i) Borrower is obligated to Lender under the Note, the Lien Instruments and the other Loan Documents (as such term is defined in Section 5.1 of the Note), (ii) Borrower has no defense, offset or counterclaim with respect to the sums owed to Lender under the Note, the Lien Instruments and the other Loan Documents, or with respect to any covenant in the Note, the Loan Agreement, the Lien Instruments, this Amendment or any of the other Loan Documents, and (iii) Lender, on and as of the date hereof, has fully performed all obligations to Borrower which Lender may have had or has on and as of the date hereof; and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.

Recitals.  The recitals set forth above are true, accurate and correct, and are incorporated herein by this reference.

2.

Capitalized Terms.  Any capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.

3.

Outstanding Principal Balance of the Note.  Borrower and Lender hereby acknowledge that the outstanding principal balance of the Note as of the Effective Date is $21,811,164.61.

4.

Modifications of Note.  Borrower and Lender hereby agree to amend and modify the Note as follows:

4.1.

Revolving Nature of the Note.  The Note continues as a revolving promissory note, such that, prior to the Maturity Date, a portion of the principal balance of the Note which has been repaid may be reborrowed; provided, however, that the following conditions are satisfied:  (i) no default or event of default exists and is continuing under the Note or any of the other Loan Documents; (ii) the outstanding principal balance of the Note does not at any time (and shall at no time) exceed the sum of $25,000,000.00; and (iii) all additional terms and conditions set forth in the Loan Agreement with respect to Advances under the Note shall have been satisfied.

4.2.

The following provisions of the Note are amended as hereinafter set forth:

(a)

The definition of "$5,000,000.00 Note" is hereby amended in its entirety to read as follows:

“'$5,000,000.00 Note' means that Promissory Note originally dated December 16, 1999 in the original principal amount of $20,000,000.00, executed by Maker for the benefit of Payee, as amended by (i) that certain Amendment to Promissory Note dated effective as of December 27, 2000, whereby, among other things, the face amount was decreased to $10,000,000.00 and a revolving feature was added, (ii) that certain Second Amendment to Promissory Note dated effective December 18, 2001, whereby the face amount was decreased to $5,000,000.00, (iii) that certain Third Modification and Extension Agreement dated effective June 30, 2003, executed by and between Maker and Payee and (iv) that certain Third Amendment to Promissory Credit Note dated as of June 23, 2004, executed by and between Maker and Payee, which $5,000,000.00 Note is cross-defaulted and cross-collateralized with this Note.

(b)

The definition of "Loan Agreement" is hereby amended in its entirety to read as follows:

“'Loan Agreement' means that certain Loan Agreement between Maker and Payee originally dated December 16, 1999, as amended by (i) that certain Amendment to Loan Agreement dated December 27, 2000, by and between Maker and Payee, (ii) that certain Second Amendment to Loan Agreement dated December 18, 2001 executed by and between Maker and Payee, (iii) that certain Third Modification and Extension Agreement dated effective June 30, 2003 executed by and between Maker and Payee and (iv) that certain Third Amendment to Loan Agreement dated as of June 23, 2004 executed by and between Maker and Payee, and as may be further amended from time to time."

(c)

The definition of "Maturity Date" is hereby amended in its entirety to read as follows:

“'Maturity Date' means May 30, 2006, subject, however, in all events to the right of acceleration prior to the Maturity Date as provided for in this Note and the other Loan Documents."

(d)

Section 4.2 of the Note is hereby amended in its entirety to read as follows:

"4.2.

Late Charge.  In addition to the payments otherwise specified herein, subject to the provisions of Section 5.4 (Interest Limitation) hereof, if Maker fails, refuses or neglects to pay, in full, any installment or portion of the indebtedness evidenced hereby within ten (10) days after the same shall be due and payable, then Maker shall be obligated to pay to Payee a late charge equal to five percent (5%) of the amount of such delinquent payment to-compensate Payee for Maker's default and the additional costs and administrative efforts required by reason of such default."

5.

Borrower's Reaffirmation.  Borrower hereby reaffirms all of its obligations under the Note (as amended hereby), the Lien Instruments and the other Loan Documents, and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Note (as amended hereby), the Lien Instruments or the other Loan Documents.

6.

Continuing Effect; Ratification.  Except as expressly restated and modified by this Amendment, the Note shall remain unchanged and in full force and effect.  The Note, as modified by this Amendment, and all documents, assignments, transfers, liens and security rights pertaining to it, are hereby ratified, reaffirmed and confirmed in all respects as valid, subsisting and continuing in full force and effect.  The Note and this Amendment shall together comprise the Note evidencing the Loan.

7.

No Waiver.  The execution and delivery of this Amendment shall in no way be deemed to be a waiver by Lender of any default or potential default by Borrower under the Note or the other Loan Documents or of any rights, powers or remedies of Lender under the Note or the other Loan Documents, and shall in no way limit, impair or prejudice Lender from exercising any past, present or future right, power or remedy available to it under the Note and the other Loan Documents.

8.

No Novation.  It is the intent of the parties that this Amendment shall not constitute a novation and shall in no way limit, diminish, impair or adversely affect the lien priority of the Lien Instruments.  All of the liens and security interests securing the Loan, including, without limitation, the liens and security interests created by the Lien Instruments, are hereby ratified, reinstated, renewed, confirmed and extended to secure the Loan and the Note as modified hereby.

9.

Binding Effect.  This Amendment shall be binding upon and shall inure to the benefit of Borrower, Lender and any subsequent holder of the Note, and their respective successors and assigns.

10.

Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

11.

Counterpart Execution.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.

12.

Notice of Final Agreement.  This Agreement is the entire agreement between the parties with respect to modifications of documents provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter.

THE NOTE, THIS AMENDMENT, THE LOAN AGREEMENT, THE LIEN INSTRUMENTS AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN PARTIES.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement to be effective as of the Effective Date.

BORROWER:

STRATUS PROPERTIES INC.,

a Delaware corporation

By:  \s\ William H. Armstrong, III

William H. Armstrong, III,

Chairman of the Board, President

and Chief Executive Officer

STRATUS PROPERTIES OPERATING CO.,

L.P., a Delaware limited partnership

By:

STRS L.L.C., a Delaware limited liability company,

General Partner

By:

Stratus Properties Inc., a Delaware corporation, its Sole Member

By:  \s\ William H. Armstrong, III

William H. Armstrong, III

Chairman of the Board,

President and Chief Executive Officer

CIRCLE C LAND, L.P., a Texas limited partnership, f/k/a Circle C Land Corp.

By:

Circle C GP, L.L.C., a Delaware limited liability company, its general partner

By:

Stratus Properties, Inc., a Delaware corporation, its Sole Member

By:  \s\ William H. Armstrong, III

William H. Armstrong, III, President

AUSTIN 290 PROPERTIES, INC.,

a Texas corporation

By:  \s\  William H. Armstrong, III

William H. Armstrong, III, President

LENDER:

COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-Texas

By:  \s\ Shery R. Layne

Name:  Shery R. Layne

Title:  Senior Vice President